                                                                   EXHIBIT 99.02

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 Series 1994-5


RECEIVABLES


Beginning of the Month Principal Receivables:                                                       $          1,089,754,167.03
Beginning of the Month Finance Charge Receivables:                                                  $             55,569,062.66
Beginning of the Month Discounted Receivables:                                                      $                      0.00
Beginning of the Month Total Receivables:                                                           $          1,145,323,229.69


Removed Principal Receivables:                                                                      $                      0.00
Removed Finance Charge Receivables:                                                                 $                      0.00
Removed Total Receivables:                                                                          $                      0.00


Additional Principal Receivables:                                                                   $                      0.00
Additional Finance Charge Receivables:                                                              $                      0.00
Additional Total Receivables:                                                                       $                      0.00


Discounted Receivables Generated this Period:                                                       $                      0.00


End of the Month Principal Receivables:                                                             $          1,074,556,876.40
End of the Month Finance Charge Receivables:                                                        $             55,032,607.35
End of the Month Discounted Receivables:                                                            $                      0.00
End of the Month Total Receivables:                                                                 $          1,129,589,483.75


Special Funding Account Balance                                                                     $                      0.00
Aggregate Invested Amount (all Master Trust Series)                                                 $            135,875,000.00
End of the Month Seller Amount                                                                      $            938,681,876.40
End of the Month Seller Percentage                                                                                        87.36%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                                                              RECEIVABLES

      30-59 Days Delinquent                                                                         $             22,173,695.93
      60-89 Days Delinquent                                                                         $             16,136,058.76
      90+ Days Delinquent                                                                           $             30,954,185.49

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      Total 30+ Days Delinquent                                                                     $                69,263,940.18
      Delinquent Percentage                                                                                                   6.13%

Defaulted Accounts During the Month                                                                 $                 7,490,775.46
Annualized Default Percentage                                                                                                 8.25%

Principal Collections                                                                                               135,967,354.71
Principal Payment Rate                                                                                                       12.48%

Total Payment Rate                                                                                                           13.43%


INVESTED AMOUNTS


      Class A Initial Invested Amount                                                               $               230,000,000.00
      Class B Initial Invested Amount                                                               $                20,000,000.00

INITIAL INVESTED AMOUNT                                                                             $               250,000,000.00

      Class A Invested Amount                                                                       $                         0.00
      Class B Invested Amount                                                                       $                14,000,000.00

INVESTED AMOUNT                                                                                     $                14,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                                                2.57%
PRINCIPAL ALLOCATION PERCENTAGE                                                                                              32.12%


MONTHLY SERVICING FEE                                                                               $                    17,500.00

INVESTOR DEFAULT AMOUNT                                                                             $                   192,467.99


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                                                   0.00%

      Class A Finance Charge Collections                                                            $                         0.00
      Other Amounts                                                                                 $                         0.00


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TOTAL CLASS A AVAILABLE FUNDS                                                                       $                         0.00


      Class A Monthly Interest                                                                      $                         0.00
      Class A Servicing Fee                                                                         $                         0.00
      Class A Investor Default Amount                                                               $                         0.00

TOTAL CLASS A EXCESS SPREAD                                                                         $                         0.00


REQUIRED AMOUNT                                                                                     $                         0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                                                 100.00%

      Class B Finance Charge Collections                                                            $                   485,692.25
      Other Amounts                                                                                 $                         0.00

TOTAL CLASS B AVAILABLE FUNDS                                                                       $                   485,692.25


      Class B Monthly Interest                                                                      $                    87,997.78
      Class B Servicing Fee                                                                         $                    17,500.00


TOTAL CLASS B EXCESS SPREAD                                                                         $                   380,194.47


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                                                 $                   380,194.47


      Excess Spread Applied to Required Amount                                                      $                         0.00

      Excess Spread Applied to Class A Investor                                                     $                         0.00
      Charge Offs

      Excess Spread Applied to Class B Items                                                        $                   192,467.99

      Excess Spread Applied to Class B Investor                                                     $                         0.00
      Charge Offs


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      Excess Spread Applied to Monthly Cash                                                         $                      0.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral                                                      $                      0.00
      Account

      Excess Spread Applied to other amounts owed                                                   $                      0.00
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                                         $                187,726.48


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                                                   $                187,726.48


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                                      $                      0.00
SERIES 1994-5


      Excess Finance Charge Collections Applied to                                                  $                      0.00
      Required Amount

      Excess Finance Charge Collections Applied to                                                  $                      0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to                                                  $                      0.00
      Class B Items

      Excess Finance Charge Collections Applied to                                                  $                      0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to                                                  $                      0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to                                                  $                      0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to                                                  $                      0.00
      other amounts owed Cash Collateral Depositor


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YIELD AND BASE RATE --


      Base Rate (Current Month)                                                                                            5.54%
      Base Rate (Prior Month)                                                                                              8.94%
      Base Rate (Two Months Ago)                                                                                           6.33%

THREE MONTH AVERAGE BASE RATE                                                                                              6.94%

      Portfolio Yield (Current Month)                                                                                     12.57%
      Portfolio Yield (Prior Month)                                                                                       10.16%
      Portfolio Yield (Two Months Ago)                                                                                    11.63%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                       11.45%



PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                                                                              92.00%

      Class A Principal Collections                                                                 $             40,175,519.75

CLASS B PRINCIPAL PERCENTAGE                                                                                               8.00%

      Class B Principal Collections                                                                 $              3,493,523.48

TOTAL PRINCIPAL COLLECTIONS                                                                         $             43,669,043.23


INVESTOR DEFAULT AMOUNT                                                                             $                192,467.99


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                   $                      0.00
SERIES


CLASS A AMORTIZATION --

      Controlled Amortization Amount                                                                $                      0.00
      Deficit Controlled Amortization Amount                                                        $                      0.00

CONTROLLED DISTRIBUTION AMOUNT                                                                      $                      0.00


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CLASS B AMORTIZATION --

      Controlled Amortization Amount                                                                $                14,000,000.00
      Deficit Controlled Amortization Amount                                                        $                         0.00

CONTROLLED DISTRIBUTION AMOUNT                                                                      $                14,000,000.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                                                           $                29,861,511.22
PRINCIPAL SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                                        $                         0.00

CLASS B INVESTOR CHARGE OFFS                                                                        $                         0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                             $                         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                                             $                         0.00


CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                                                               $                         0.00
      Available Cash Collateral Amount                                                              $                         0.00


INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Payments                                                            $                         0.00
      Class B Interest Rate Cap Payments                                                            $                         0.00


TOTAL DRAW AMOUNT                                                                                   $                         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                     $                         0.00



                                       First USA Bank, National Association,
                                       as Servicer



                                       By:    /s/ Tracie H. Klein
                                          ---------------------------------
                                                Tracie H. Klein
                                                First Vice President